Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, William H. Schafer, Executive Vice President and Chief Financial Officer of Developers Diversified Realty Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The annual report on Form 10-K of the Company for the period ended December 31, 2007 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William H. Schafer William H. Schafer Executive Vice President and Chief Financial Officer February 29, 2008